SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50441

Date of Report: January 30, 2009

CHINA DIGITAL ANIMATION DEVELOPMENT, INC.
(Exact name of registrant as specified in its charter)

New York	84-1275578
(State of Other Jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

21 West 39th Street, Suite 2A, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

(212) 391-2752
(Registrant’s telephone number including area code)

Maui General Store, Inc.
(Former Name, if Changed Since Last Report)

  /

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

. Item 5.03

Amendments to Articles of Incorporation

On January 30, 2009, Maui General Store, Inc. filed with the Department of State of the State of New York a Certificate of Amendment of its Certificate of Incorporation.  The amendments (1) changed the name of the corporation to China Digital Animation Development, Inc.; (2)  added a new class of five million (5,000,000) preferred shares; (3) decreased the authorized common shares from 500,000,000 shares to 100,000,000 shares; and (4) effected a reverse stock split of the corporation’s common stock in the ratio of 1:25 .

Item 9.01

Financial Statements and Exhibits

Exhibits

3-a

Certificate of Amendment of Certificate of Incorporation filed on January 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 2, 2009

CHINA DIGITAL ANIMATION DEVELOPMENT, INC.

By: /s/ Fu Qiang

      Fu Qiang, Chief Executive Officer